                                                                   Exhibit 99.01


                                                                  EXECUTION COPY


                                FIRST SUPPLEMENT

                                     TO THE

                           PURCHASE CONTRACT AGREEMENT

                            DATED AS OF JUNE 6, 2002

                                      AMONG

                                NRG ENERGY, INC.,

                                XCEL ENERGY INC.

                                       AND

                              THE BANK OF NEW YORK,

                           AS PURCHASE CONTRACT AGENT


ARTICLE I             DEFINITIONS................................................................................3

         Section 1.1       Definition of Terms...................................................................3

ARTICLE II            CONCERNING THE MERGER......................................................................3

         Section 2.1       Xcel Energy as Issuer of Common Stock upon Settlement.................................3

         Section 2.2       Acceptance by Agent...................................................................3

ARTICLE III           CONCERNING SETTLEMENT......................................................................3

         Section 3.1       Purchase Contract Settlement..........................................................3

         Section 3.2       Settlement Rate.......................................................................4

ARTICLE IV            MISCELLANEOUS..............................................................................4

         Section 4.1       Ratification of Purchase Contract Agreement...........................................4

         Section 4.2       Effectiveness.........................................................................5

         Section 4.3       Securities Deemed Conformed...........................................................5

         Section 4.4       Governing Law.........................................................................5

         Section 4.5       Separability..........................................................................5

         Section 4.6       Counterparts..........................................................................5

         THIS FIRST SUPPLEMENT TO THE PURCHASE CONTRACT AGREEMENT, dated as of June 6, 2002 (this "Supplemental Agreement"), among NRG Energy, Inc., a Delaware corporation (the "Company"), Xcel Energy Inc., a Minnesota corporation ("Xcel Energy"), and The Bank of New York, a New York banking corporation, acting as purchase contract agent for the Holders of Securities from time to time (the "Agent").

         WHEREAS, the Company and the Agent executed and delivered a Purchase Contract Agreement, dated as of March 13, 2001 (the "Purchase Contract Agreement"), to provide for the execution and delivery of the Purchase Contracts and Certificates related to the Corporate Units and the Treasury Units (collectively, the "Securities");

         WHEREAS, pursuant to the Certificate of Ownership and Merger, Merging NRG Merger Corporation Into NRG Energy, Inc., dated as of June 3, 2002 (the "Merger Certificate"), the Company merged with and into NRG Merger Corporation with the Company being the surviving corporation (the "Merger");

         WHEREAS, the Merger Certificate provides that, at the effective time of the Merger (the "Effective Time"), each share of Common Stock of the Company that was publicly held immediately prior to the Effective Time was converted into, and was cancelled in exchange for, the right to receive 0.50 shares of Common Stock of Xcel Energy, par value $2.50 per share ("Xcel Energy Common Stock"), the associated stock purchase rights and cash in lieu of fractional shares;

         WHEREAS, Section 9.1 of the Purchase Contract Agreement permits the Company to merge with another corporation provided certain terms and conditions are satisfied;

         WHEREAS, Section 5.6(c) of the Purchase Contract Agreement provides that in the event of a Reorganization Event the Person formed thereby shall execute and deliver to the Agent an agreement supplemental to the Purchase Contract Agreement providing that the Holders of each Outstanding Security shall have the rights provided by Section 5.6 and for adjustments for subsequent events that are as nearly equivalent as may be practicable to the adjustments provided for in Section 5.6 of the Purchase Contract Agreement.

         WHEREAS, Section 8.1 of the Purchase Contract Agreement authorizes the Company and the Agent to enter into a supplemental agreement without the consent of any Holders to, among other things, make provision with respect to the rights of Holders pursuant to the requirements of Section 5.6(c) of the Purchase Contract Agreement;

         WHEREAS, the Company has requested that the Agent execute and deliver this Supplemental Agreement.

         NOW THEREFORE, in consideration of their mutual promises, Xcel Energy and the Company covenant and agree with the Agent as follows:

                             ARTICLE I DEFINITIONS

SECTION 1.1 DEFINITION OF TERMS. Unless the context otherwise requires:

     (a) a term defined in the Purchase Contract Agreement has the same meaning when used in this Supplemental Agreement;

     (b) a term defined anywhere in this Supplemental Agreement has the same meaning throughout;

     (c)  the singular includes the plural and vice versa; and

     (d) headings are for convenience of reference only and do not affect interpretation.

                        ARTICLE II CONCERNING THE MERGER

SECTION 2.1 XCEL ENERGY AS ISSUER OF COMMON STOCK UPON SETTLEMENT.

     (a) The parties hereby agree that, from and after the Effective Time, Xcel Energy shall issue and deliver the number of shares of Xcel Energy Common Stock which is sufficient to settle the Purchase Contracts as provided in Article III of this Supplemental Agreement, against payment in full of the Purchase Price in the manner set forth in the Purchase Contract Agreement and Section 2.1(b) hereof.

     (b) The Company hereby agrees that it will immediately forward to Xcel Energy all funds received by it under Sections 5.4, 5.9 or otherwise under the Purchase Contract Agreement for payment of the Purchase Price upon settlement of the Purchase Contract for the shares of Xcel Energy Common Stock to be so issued.

SECTION 2.2 ACCEPTANCE BY AGENT. The Agent accepts this Supplemental Agreement and agrees to execute its duties and responsibilities as hereby supplemented upon the terms and conditions set forth in the Purchase Contract Agreement, including without limitation the terms and provisions defining and limiting the liabilities and responsibilities of the Agent, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of its duties created by the Purchase Contract Agreement as hereby supplemented; and without limiting the generality of the foregoing, the Agent shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by Xcel Energy and the Company, or for or with respect to the validity or sufficiency of this Supplemental Agreement or any of the terms or provisions hereof and Xcel Energy and NRG affirm their rights and responsibilities with respect to the Agent under Section 7.07(3) of the Purchase Contract Agreement.

                       ARTICLE III CONCERNING SETTLEMENT

SECTION 3.1 PURCHASE CONTRACT SETTLEMENT.

     (a) NRG and Xcel Energy understand and agree that, pursuant to Section 5.6(c) of the Purchase Contract Agreement, the Merger constitutes a Reorganization Event as a result of which as of the Effective Time the Settlement Rate was adjusted such that each Holder of Securities will receive:

          (i) on the Purchase Contract Settlement Date with respect to each Purchase Contract forming a part thereof the number of shares of Xcel Energy Common Stock receivable pursuant to the Merger (without any interest thereon, and without any right to dividends or distribution thereon which have a record date that is prior to the Purchase Contract Settlement Date) by a holder of the number of shares of the Company's Common Stock that would have been issuable on account of each Purchase Contract if the Purchase Contract Settlement Date had occurred immediately prior to the Effective Time, or

          (ii) on the Early Settlement Date with respect to each Purchase Contract forming a part thereof the number of shares of Xcel Energy Common Stock receivable pursuant to the Merger (without any interest thereon, and without any right to dividends or distribution thereon which have a record date that is prior to the Early Settlement Date) by a holder of the number of shares of the Company's Common Stock that would have been issuable on account of each Purchase Contract if the Early Settlement Date had occurred immediately prior to the Effective Time;

         subject in the case of both clauses (i) and (ii) to any further adjustments in the Settlement Rate under Article V of the Purchase Contract Agreement prior to settlement. Attached as Exhibit A hereto is an Officer's Certificate, pursuant to Section 5.7(a)(i) of the Purchase Contract Agreement, which sets forth the method of calculation of the Settlement Rate as of the Effective Time, as adjusted for the Merger.

     (b) NRG and Xcel Energy hereby agree that, subject to the other provisions of this Supplemental Agreement from and after the Effective Time, the provisions of the Purchase Contract Agreement and the Purchase Contracts that refer to the delivery of "Common Stock" of the Company, including without limitation Sections 5.4, 5.5, 5.9, 5.10, 10.3 and
          10.4 of the Purchase Contract Agreement, relate to Xcel Energy Common Stock by operation of Section 5.6(c) of the Purchase Contract Agreement.

SECTION 3.2 SETTLEMENT RATE. In accordance with the last four sentences of
Section 5.6(c) of the Purchase Contract Agreement, the Settlement Rate shall be adjusted for events subsequent to the Effective Time, in a manner that is as nearly equivalent as may be practicable to the adjustments provided for in
Section 5.6 of the Purchase Contract Agreement, as if Xcel Energy was the original "Company" and Xcel Energy Common Stock was the original "Common Stock" under the provisions of Section 5.6 of the Purchase Contract Agreement.

                            ARTICLE IV MISCELLANEOUS

SECTION 4.1 RATIFICATION OF PURCHASE CONTRACT AGREEMENT. The Purchase Contract Agreement, as supplemented by this Supplemental Agreement, is in all respects ratified and confirmed, and this Supplemental Agreement shall be deemed part of the Purchase Contract Agreement in the manner and to the extent herein and therein provided.

SECTION 4.2 EFFECTIVENESS. This Supplemental Agreement shall become a legally effective and binding instrument upon the execution and delivery hereof by all parties hereto.

SECTION 4.3 SECURITIES DEEMED CONFORMED. As of the Effective Time, the provisions of each Security then outstanding shall be deemed to be conformed, without the necessity for any reissuance or exchange of such Security or any other action on the part of the Holders, Xcel Energy, the Company or Agent, so as to reflect this Supplemental Agreement.

SECTION 4.4 GOVERNING LAW. This Supplement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York, including without limitation, Section 5-1401 of the New York General Obligations Law.

SECTION 4.5 SEPARABILITY. If any one or more of the provisions contained in this Supplemental Agreement or in the Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Agreement or of the Securities, but this Supplemental Agreement and the Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

SECTION 4.6 COUNTERPARTS. This Supplement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, this First Supplement to the Purchase Contract Agreement is executed as of the date first set forth above.



                                       NRG ENERGY, INC.


                                       By: /s/  C. Adam Carte
                                           -------------------------------------
                                           Name:  C. Adam Carte
                                           Title: Treasurer



                                       XCEL ENERGY INC.


                                       By: /s/  Paul E. Pender
                                           -------------------------------------
                                           Name:  Paul E. Pender
                                           Title: Vice President and Treasurer



                                       THE BANK OF NEW YORK,
                                       as Agent


                                       By: /s/  Paul J. Schmalzel
                                           -------------------------------------
                                           Name:  Paul J. Schmalzel
                                           Title: Vice President

                                                                       Exhibit A


                              OFFICER'S CERTIFICATE
                               OF NRG ENERGY, INC.
                        UNDER SECTIONS 5.7(a)(i) AND 9.1
                                     OF THE
                           PURCHASE CONTRACT AGREEMENT

THE UNDERSIGNED, C. Adam Carte, the Vice President and Treasurer of NRG Energy, Inc., a Delaware corporation (the "Company"), hereby certifies:

     (a) Accompanying this Certificate is the duly executed Supplemental Purchase Contract Agreement (the "Supplemental Agreement"), dated as of June 6, 2002, among the Company, Xcel Energy Inc., a Minnesota corporation ("Xcel Energy"), and The Bank of New York, as purchase contract agent (the "Agent"), which is effective as of the Effective Time of the Merger of NRG Merger Corporation, an indirect, wholly-owned subsidiary of Xcel Energy (the "Merger Sub") into and with the Company and which amends the Purchase Contract Agreement dated as of March 31, 2001 among the Company and the Agent.

     (b) Pursuant to Section 5.7(a)(i) of the Purchase Contract Agreement, the Settlement Rate from and after the Effective Time, the method of calculation thereof, and the facts requiring such adjustment and upon which such adjustment is based, are as follows: As of the Effective Time, the Merger Sub merged with and into the Company with the Company being the surviving corporation, and no shares of the Company's Common Stock remained publicly held. Section 5.6(c) of the Purchase Contract Agreement provides that the Merger constitutes a Reorganization Event whereupon the Settlement Rate will be adjusted to provide that each Holder of Securities will receive on the Purchase Contract Settlement Date, the kind and amount of securities, cash and other property receivable upon such Reorganization Event (without any interest thereon, and without any right to dividends or distribution thereon which have a record date that is prior to the Purchase Contract Settlement Date) by a holder of the number of shares of the Company's Common Stock issuable on account of each Purchase Contract as if the Purchase Contract Settlement Date had occurred immediately prior to such Reorganization Event and assuming such holder failed to exercise his rights of election as to the kind or amount of securities, cash and other property so receivable.

     (c) Method of Calculation: (i) Upon Settlement of a Purchase Contract by a Holder at any time after midnight New York City time on May 31, 2002, the settling Holder thereof shall receive shares of Xcel Energy common stock instead of shares of common stock of the Company, at the Early Settlement Rate applicable on the Early Settlement Date or the adjusted Settlement Rate applicable on the Purchase Contract Settlement Date, as the case may be, as set forth in subsections
          (c)(ii) and (c)(iii) below;

          (ii) If a Holder elects Early Settlement under the terms of the Purchase Contract Agreement, the Early Settlement Rate shall be equal to the Early Settlement Rate that would have been applicable to Purchase Contracts if the Early Settlement Date had occurred immediately prior to the Effective Time of the Merger with respect to such Purchase Contracts (0.7590 of a share of common stock of the Company per Purchase Contract settled) multiplied by the exchange ratio in the Offer (0.5000 of a share of Xcel Energy common stock for each share of common stock of the Company) which equals 0.3795 of a share of common stock of Xcel Energy per Purchase Contract settled.

         (iii) If a Holder settles his Purchase Contract on the Purchase Contract Settlement Date, the Settlement Rate shall be equal to the Settlement Rate that would have been applicable to Purchase Contracts if the Purchase Contract Settlement Date had occurred immediately prior to the Effective Time of the Merger (0.9259 of a share of common stock of the Company per Purchase Contract settled) multiplied by the exchange ratio in the Offer (0.5000 of a share of Xcel Energy common stock for each share of common stock of the Company) which equals 0.4630 of a share of common stock of Xcel Energy per Purchase Contract settled;

         subject to any further adjustments to the Early Settlement Rate and the Settlement Rate under Article V of the Purchase Contract Agreement prior to settlement. Pursuant to the Purchase Contract Agreement, in the case of Cash Settlement, or through the application of Proceeds from related Treasury Securities, the Cash Settlement Rate will also be determined based on the adjusted Settlement Rate or Early Settlement Rate as applicable to the Xcel Energy Common Stock.

     (d) The Company is not in default in the performance of any covenant or condition under the Purchase Contract Agreement, any of the Securities, or the Pledge Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Supplemental Agreement and the Purchase Contract Agreement.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned has duly executed this Officer's Certificate as of this 6th day of June, 2002.



                                       NRG ENERGY, INC.



                                       By:  /s/  C. Adam Carte
                                            ------------------------------------
                                            C. Adam Carte
                                            Vice President & Treasurer